UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report July 9, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

        Delaware 59-2663954
    ---------------------------------   ---------     --------------------------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                        Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 5.  OTHER EVENTS

On July 9, 2001, Office Depot, Inc. (the "Company") issued a press release announcing that it plans to acquire the stock of privately held 4Sure.com, Inc., parent entity of Computers4Sure.com and Solutions4Sure.com. A copy of this press release is attached hereto as Exhibit 99.1





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Copy of press release dated and released July 9, 2001.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  July 10, 2001                                 By: /S/ DAVID C. FANNIN

                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel